UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2009 (August 6, 2009)

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction of incorporation)

1-32886	73-0767549
(Commission File Number)	(IRS Employer Identification No.)

302 N. Independence Enid, Oklahoma	73701
(Address of principal executive offices)	(Zip Code)

(580) 233-8955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 6, 2009, Continental Resources, Inc. issued a press release announcing its unaudited second quarter 2009 financial and operational results and increased 2009 capital expenditure budget. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

Item 7.01	Regulation FD Disclosure

In the August 6, 2009 press release regarding second quarter 2009 financial and operational results, Continental Resources also announced its participation in the following research conferences:

August 10, 2009	EnerCom Oil & Gas Conference VII, Denver

September 2	The Hodges Capital 11th Annual Investment Forum, Dallas

September 17	The C.K. Cooper West Coast Energy Conference, Newport Beach, CA

September 21	The Bank of America/Merrill Lynch 2009 Smid Cap Conference, Boston

Presentations and audio links, if available, will be posted on the Company’s web site on the day of each presentation.

On August 6, 2009, Continental issued a second press release announcing the successful completion of the Mathistad 2-35H as a two-reservoir test in the North Dakota Bakken shale play. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

In accordance with General Instruction B.2 to Form 8-K, the information being filed under Items 2.02 and 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description
99.1	Press release dated August 6, 2009 – Financial Results

99.2	Press release dated August 6, 2009 – Mathistad 2-35H

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC. (Registrant)
Dated: August 6, 2009
	By:	/s/ John D. Hart
John D. Hart
Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated August 6, 2009 – Financial Results

99.2	Press release dated August 6, 2009 – Mathistad 2-35H